UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 11, 2013
Facebook, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35551	20-1665019

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1601 Willow Road
Menlo Park, California	94025

(Address of Principal Executive Offices)	(Zip Code)

(650) 543-4800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

£	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

£	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

£	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

£	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 11, 2013, Facebook, Inc. (the “Company”) held its annual meeting of stockholders at The Westin San Francisco Airport located at 1 Old Bayshore Highway, Millbrae, California 94030 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2013 (the “Proxy Statement”). There were 1,400,635,758 shares of Class A common stock and 536,654,614 shares of Class B common stock present at the Annual Meeting in person or by proxy, which represented 80.26% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 16, 2013 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the Record Date.
The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.
To elect eight directors, all of whom are currently serving on the Company’s board of directors, each to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2.	A non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3.	A non-binding advisory vote on whether a non-binding advisory vote on the compensation program for the Company’s named executive officers should be held every one, two or three years.

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.
The voting results for each of these proposals are detailed below.

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Marc L. Andreessen	5,981,997,456	131,938,562	653,253,525
Erskine B. Bowles	6,029,879,027	84,056,991	653,253,525
Susan D. Desmond-Hellmann	6,098,412,528	15,523,490	653,253,525
Donald E. Graham	6,017,270,233	96,665,785	653,253,525
Reed Hastings	6,099,705,262	14,230,756	653,253,525
Sheryl K. Sandberg	5,919,469,364	194,466,654	653,253,525
Peter A. Thiel	6,080,251,798	33,684,220	653,253,525
Mark Zuckerberg	5,919,540,609	194,395,409	653,253,525

Each of the eight nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2.	Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
5,703,739,932	404,097,340	6,098,746	653,253,525

The stockholders approved, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3.	Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

533,816,915	14,888,902	5,558,676,699	6,553,502	653,253,525

The stockholders approved, on a non-binding advisory basis, to hold a non-binding advisory vote on the compensation program for the Company’s named executive officers every three years.

4.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions

6,633,359,880	125,743,527	8,086,136
There were no broker non-votes on this proposal.
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date: June 13, 2013	By:	/s/ Theodore W. Ullyot
Name: Theodore W. Ullyot
Title: Vice President, General Counsel
and Secretary